                                                                    EXHIBIT 99.3





                    NON-SHARED COLLATERAL SECURITY AGREEMENT


                           Dated as of August 20, 2001

                                      From

                         The Grantors referred to herein

                                   as Grantors

                                       to

                              BANK OF AMERICA, N.A.

                               as Collateral Agent

                        T A B L E  O F  C O N T E N T S


SECTION                                                                                 PAGE
Section 1.   Grant of Security.........................................................   2

Section 2.   Security for Obligations..................................................   6

Section 3.   Grantors Remain Liable....................................................   7

Section 4.   Delivery and Control of Security Collateral...............................   7

Section 5.   Maintaining the L/C Cash Collateral Account...............................   8

Section 6.   Investing of Amounts in the L/C Cash Collateral Account...................   8

Section 7.   Release of Amounts........................................................   9

Section 8.   Representations and Warranties............................................   9

Section 9.   Further Assurances........................................................  13

Section 10.  As to Equipment and Inventory.............................................  14

Section 11.  Insurance.................................................................  14

Section 12.  Place of Perfection; Records; Collection of Receivables...................  16

Section 13.  As to Intellectual Property Collateral....................................  16

Section 14.  Voting Rights; Dividends; Etc.............................................  18

Section 15.  As to the Assigned Agreements.............................................  20

Section 16.  Payments Under the Assigned Agreements....................................  20

Section 17.  Transfers and Other Liens; Additional Shares..............................  20

Section 18.  Collateral Agent Appointed Attorney-in-Fact...............................  21

Section 19.  Collateral Agent May Perform..............................................  21

Section 20.  The Collateral Agent's Duties.............................................  21

Section 21.  Remedies..................................................................  22

Section 22.  Indemnity and Expenses....................................................  25

Section 23.  Amendments; Waivers; Additional Grantors; Etc. ...........................  25

Section 24.  Notices; Etc..............................................................  26

Section 25.  Continuing Security Interest; Assignments under the Credit Agreement......  26

SECTION                                                                                 PAGE
Section 26.  Release; Termination......................................................  26

Section 27.  Security Interest Absolute................................................  27

Section 28.  Execution in Counterparts.................................................  28

Section 29.  The Mortgages.............................................................  28

Section 30.  Governing Law.............................................................  28

Schedules

Schedule I      -    Pledged Shares and Pledged Debt
Schedule II     -    Assigned Agreements
Schedule III    -    Locations of Equipment and Inventory
Schedule IV     -    Chief Executive Office and Federal Tax Identification Number
Schedule V      -    Patents, Trademarks and Trade Names, Copyrights and Licenses


Exhibits

Exhibit A       -    Form of Security Agreement Supplement
Exhibit B       -    Form of Consent and Agreement
Exhibit C       -    Form of Intellectual Property Security Agreement
Exhibit D       -    Form of Intellectual Property Security Agreement Supplement

                    NON-SHARED COLLATERAL SECURITY AGREEMENT


               NON-SHARED COLLATERAL SECURITY AGREEMENT dated as of August 20, 2001 made by PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "BORROWER"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 23) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the "GRANTORS"), to Bank of America, N.A., as collateral agent (together with any successor collateral agent appointed pursuant to Article VII of the Credit Agreement (as hereinafter defined), the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement).

               PRELIMINARY STATEMENTS.

               (1) The Borrower has entered into an Amended and Restated Credit Agreement dated as of August 20, 2001 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the Lender Parties and the Agents (each as defined therein).

               (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of their right, title and interest in and to the Collateral (as herein defined) now owned or hereafter acquired.

               (3) Each Grantor is the owner of the shares (the "INITIAL PLEDGED SHARES") of stock set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "INITIAL PLEDGED DEBT") set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

               (4) The Borrower has authorized the Collateral Agent to open a cash collateral account (the "L/C CASH COLLATERAL ACCOUNT"), with the Collateral Agent at its office at 100 North Tryon Street, Charlotte, North Carolina 28255, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

               (5) It is a condition precedent to the making of Advances by the Lender Parties and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

               (6) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

               (7) Terms used herein and not otherwise defined herein are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or Revised Article 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL

CODE") and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the state of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term "FEDERAL BOOK ENTRY REGULATIONS" means (a) the federal regulations contained in Subpart B ("TREASURY/RESERVE AUTOMATED DEBT ENTRY SYSTEM (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("ADDITIONAL PROVISIONS") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2,
Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

               NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

               Section 1. Grant of Security. Each Grantor hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

               (a) all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");

               (b) all inventory in all of its forms (including, but not limited to raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

               (c) all accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, general intangibles or obligations

        (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "RECEIVABLES", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

               (d) the following (the "SECURITY COLLATERAL"):

                      (i) the Initial Pledged Shares and the certificates, if
               any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                      (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                      (iii) all additional shares of stock from time to time
               acquired by such Grantor in any manner (other than any shares held by such Grantor in any HMO Subsidiary or Insurance Subsidiary for which approval for the pledge of such shares has not been granted as set forth in Section 5.01(i) of the Credit Agreement) (such shares, together with the Initial Pledged Shares, being the "PLEDGED SHARES"), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                      (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "PLEDGED DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                      (v) all other investment property (including, without
               limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

               (e) each of the agreements listed on Schedule II hereto, as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

               (f) the following (collectively, the "ACCOUNT COLLATERAL"):

                      (i) the L/C Cash Collateral Account, all financial assets
               from time to time credited to the L/C Cash Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the L/C Cash Collateral Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

                      (ii) all deposit accounts of such Grantor from time to
               time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                      (iii) all notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                      (iv) all interest, dividends, cash, instruments and other
               property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

               (g) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                      (i) all United States, international and foreign patents,
               patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit D hereto (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "PATENTS");

                      (ii) all trademarks (including, without limitation,
               service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in
               Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "TRADEMARKS");

                      (iii) all copyrights, copyright applications, copyright
               registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "COPYRIGHTS");

                      (iv) all confidential and proprietary information,
               including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "TRADE SECRETS");

                      (v) all computer software programs and databases
               (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "COMPUTER SOFTWARE");

                      (vi) all license agreements, permits, authorizations and
               franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the material license agreements set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "LICENSES"); and

                      (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

               (h) all proceeds of, collateral for and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (g) of this Section 1 and this clause (h)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

Notwithstanding the foregoing provisions of this Section 1, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, as to any Grantor: (1) any accounts, contracts, licenses or other general intangibles of such Grantor, or any permits, instruments, or chattel paper of such Grantor, if and to the extent such account, contract, license, general intangible, permit, instrument or chattel paper contains restrictions on assignments and the creation of Liens, or under which such an assignment or Lien would cause a default to occur under such account, contract, license, general intangible, permit, instrument or chattel paper (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-407 or 9-408 of Revised Article 9 of the New York Uniform Commercial Code); provided that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interests as if such provision had never been in effect; (2) any intent to use application at the U.S. Patent and Trademark Office with respect to intellectual property to the extent an assignment for security purposes would void the same; (3) more than 66% of the outstanding voting stock of any CFC; and
(4) any governmental permit or franchise that prohibits Liens on or collateral assignments of such permit or franchise.

               Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS"), it being understood that for so long as the 7% Senior Notes (as defined in the Credit Agreement) are outstanding, the Secured Obligations of any of RxSolutions, Inc., PacifiCare Behavioral Health, Inc., and Secure Horizons USA Inc. shall be limited to the maximum amount permitted under the indenture relating to the 7% Senior Notes issued by PacifiCare Health Plan Administrators, Inc.

               Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

               Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, upon the occurrence and during the continuance of a Default, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a); provided, however that the exercise of any such rights by the Collateral Agent with respect to Pledged Shares or Pledged Debt issued by any HMO Subsidiary or Insurance Subsidiary shall be subject to obtaining the prior written approval of the applicable HMO Regulator or Insurance Regulator where such approval is required for the Collateral Agent to exercise such rights under the applicable Governmental Rules. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

               (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner, for the purpose of security, of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent.

               (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a "SECURITIES ACCOUNT CONTROL AGREEMENT").

               (d) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a commodity contract, such Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in an authenticated record with such Grantor and the Collateral Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a "COMMODITY ACCOUNT CONTROL AGREEMENT", and all such authenticated records, together with all Securities Account Control Agreements being, collectively, "CONTROL AGREEMENTS").

               (e) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

The Collateral Agent shall not provide any directions to, or deliver any instructions or entitlement orders to any issuer, securities intermediary or commodity intermediary pursuant to this Section 4 unless an Event of Default has occurred and is continuing. Furthermore, the Collateral Agent shall promptly rescind such direction, instruction or entitlement order and notify such parties at any time when no Default has occurred and is continuing.

               Section 5. Maintaining the L/C Cash Collateral Account. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment under the Credit Agreement:

               (a) The Borrower will maintain the L/C Cash Collateral Account with the Collateral Agent or another commercial bank acceptable to the Collateral Agent (the Collateral Agent or any bank with which the L/C Cash Collateral Account is being maintained being a "COLLATERAL BANK").

               (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, and except as otherwise provided by the provisions of Sections 7 and 21, that no amount (including interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Cash Collateral Account.

               Section 6. Investing of Amounts in the L/C Cash Collateral Account. The Collateral Agent will, subject to the provisions of Sections 7 and 21, from time to time direct the applicable Collateral Bank to (a) invest amounts received with respect to the L/C Cash Collateral Account in such Cash Equivalents credited the L/C Cash Collateral Account, as the Borrower may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited to the L/C Cash Collateral Account, as the Borrower may select and the Collateral Agent may approve. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in a deposit account with the applicable Collateral Bank in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent, such deposit account to be deemed to constitute part of the L/C Cash Collateral Account. In addition, the Collateral Agent shall have the right at any time to direct the applicable Collateral Bank to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the L/C Cash Collateral Account.

               Section 7. Release of Amounts. So long as no Event of Default shall have occurred and be continuing, the Collateral Agent will direct the applicable Collateral Bank to pay and release to the Borrower or at its order or, at the request of the Borrower, to the Administrative Agent to be applied to the Obligations of the Borrower under the Loan Documents, such amount, if any, as is then on deposit in the L/C Cash Collateral Account, to the extent permitted to be released under the terms of the Credit Agreement and the other Loan Documents.

               Section 8. Representations and Warranties. Each Grantor represents and warrants as follows:

               (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth on the signature pages of this Agreement. Such Grantor is an organization of the type specified on the signature pages of this Agreement and is organized under the laws of the jurisdiction specified on the signature pages of this Agreement.

               (b) All of the Equipment and Inventory (other than Equipment and Inventory constituting mobile goods and Equipment and Inventory in transit in the ordinary course of business) of such Grantor are located at the places specified therefor in Schedule III hereto, as such
        Schedule III may be amended from time to time pursuant to Section 10(a). The chief executive office of such Grantor and the original copies of each Assigned Agreement and Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, are located at the address specified therefor in
        Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 12(a). The Grantor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth in
        Schedule IV hereto. Such Grantor's federal tax identification number is set forth opposite such Grantor's name in Schedule IV hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. Original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Collateral Agent, in each case to the extent that delivery thereof to the Collateral Agent is required under Section 4. None of the Receivables or Agreement

        Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

               (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement. Such Grantor has the trade names listed on Schedule V hereto.

               (d) Such Grantor has exclusive possession and control of the Equipment and Inventory other than Inventory or Equipment stored at any leased premises or warehouse (which leased premises or warehouse is so indicated by an asterisk on Schedule III hereto, as such Schedule III may be amended from time to time pursuant to Section 10(a)).

               (e) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt issued by any Grantor and pledged by such Grantor hereunder, and, to the best of such Grantor's knowledge, any Pledged Debt issued by a third party and pledged hereunder, has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

               (f) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

               (g) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule I hereto.

               (h) The Assigned Agreements to which such Grantor is a party, true and complete copies of which have been furnished to each Secured Party, have been duly authorized, executed and delivered by all parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, are in full force and effect and are binding upon and enforceable against such Grantor, and to the Grantor's knowledge all parties thereto in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. There exists no default under any

        Assigned Agreement to which such Grantor is a party by any party thereto. Other than the Grantors, each party to the Assigned Agreements listed on Schedule II hereto which requires such parties' consent for assignment and to which such Grantor is a party has executed and delivered to such Grantor a consent, in substantially the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Collateral Agent, to the assignment of the Agreement Collateral to the Collateral Agent pursuant to this Agreement.

               (i) All filings and other actions necessary other than the delivery of the original title certificates to motor vehicles or reasonably desirable to perfect and protect the security interest in the Collateral of such Grantor created under this Agreement have been or are concurrently herewith being duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

               (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, except for the pledge of any stock held in any HMO Subsidiary or Insurance Subsidiary pledged pursuant to Section 5.01(i) of the Credit Agreement, for which approval has been obtained, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements upon due filing will be in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the actions described in Section 4 with respect to the Security Collateral, and the delivery of the original title certificates to motor vehicles or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally and except as may be required in connection with the exercise of any foreclosure, voting, assignment or other rights or remedies in respect of the stock of any HMO Subsidiary or Insurance Subsidiary, including, but not limited to, obtaining the written approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Agent of its foreclosure, voting, assignment or other rights with respect to any Pledged Shares or Pledged Debt issued by any HMO Subsidiary or Insurance Subsidiary or any Assigned Agreement to which any HMO Subsidiary or Insurance Subsidiary is a party.

               (k) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all material requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

               (l) As to itself and its Intellectual Property Collateral:

                      (i) To the best of such Grantor's knowledge, the rights of such Grantor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no written claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

                      (ii) Such Grantor is the exclusive owner or non-exclusive
               licensee of the entire and unencumbered right, title and interest in and to the Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

                      (iii) The Intellectual Property Collateral set forth on
               Schedule V hereto includes all of the patents, patent registrations, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Grantor.

                      (iv) The Intellectual Property Collateral is subsisting
               and has not been adjudged invalid or unenforceable in whole or part, and to the best of such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that would reasonably be expected to lead to such item becoming invalid or unenforceable.

                      (v) Such Grantor has made or performed all filings,
               recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, except with respect to any items of Intellectual Property Collateral which such Grantor, in the reasonable exercise of its business judgment, deems not be material to the ongoing business of such Grantor. Such Grantor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Intellectual Property Collateral.

                      (vi) No action, suit, investigation, litigation or
               proceeding has been asserted or is pending or threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe upon or misappropriate any material item of patent, trademark, copyright or any other proprietary right of any third party. To the best of such Grantor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on Schedule V hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any material part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or material impairment of any material item of the Intellectual Property Collateral.

                      (vii) With respect to each License material to the
               business of such Grantor: (A) such License is valid and binding and in full force and effect against such Grantor and, to the best of such Grantor's knowledge, each other Person party thereto and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License;
               (C) such Grantor has not received any notice of termination or cancellation under such License; (D) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such License, other than pursuant to a License set forth in Schedule V hereto; and (F) neither such Grantor nor to the best of such Grantor's knowledge, any other party to such License is in breach or default of such License in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

               Section 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) at the reasonable request of the Collateral Agent, mark conspicuously each chattel paper included in Receivables, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such chattel paper, Assigned Agreement or Collateral is subject to the security interest granted hereby; provided, however, that no such legend shall be required if such Collateral is delivered to the Collateral Agent pursuant to clause (ii) below; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder;
(iv) deliver and pledge to the Collateral

Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and (v) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or reasonably desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

               (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of such Grantor without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

               Section 10. As to Equipment and Inventory. (a) Each Grantor will keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business, Equipment and Inventory constituting mobile goods or Equipment and Inventory in transit in the ordinary course of such Grantor's business) at the places therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all action required by Section 9 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other places).

               (b) Each Grantor will cause the Equipment of such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or reasonably desirable to such end.

               (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement. In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act, except where any such noncompliance would not be reasonably likely to result in a Material Adverse Effect.

               Section 11. Insurance. (a) Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as is customary with companies of a similar size and line of business and shall otherwise be reasonably satisfactory to the Collateral Agent. Each policy of each Grantor for general liability insurance shall provide for the Collateral Agent as additional insured, and each policy for property damage insurance shall provide for all losses (except for losses of less than $1,000,000 per occurrence) to be paid directly to the Collateral Agent. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies or certificates of such insurance provided by the insurance companies and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 9 and use reasonable efforts to cause the insurers to acknowledge notice of such assignment.

               (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

               (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Agent may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Collateral Agent will not be required to release the amount thereof to such Grantor and may hold or continue to hold such amount as additional security for the Secured Obligations of such Grantor (except that the Collateral Agent will direct the applicable Collateral Bank to release to such Grantor any such amount if and to the extent that any prepayment of Obligations is required under the Credit Agreement in connection with the receipt of such amount and such prepayment has been made). Upon the occurrence and during the continuance of any Event of Default or the actual or constructive total loss (in excess of $1,000,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and shall, in the Collateral Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 21(b).

               Section 12. Place of Perfection; Records; Collection of Receivables. (a) Each Grantor will not change its name, type of legal entity, federal tax identification number, organizational identification number or location from those set forth in Section 8(a) and (b) of this Agreement without first giving at least 30-days advance written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the liens granted by this Agreement. Each Grantor will also keep the originals of the Assigned Agreements, and Related Contracts to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, at the location therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all actions required by Section 9 shall have been taken with respect to the Collateral of such Grantor (and, upon the taking of such action in such jurisdiction, Schedule IV hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Assigned Agreements, the Related Contracts and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours and with reasonable prior notice to inspect and make abstracts from such records and other documents.

               (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, will take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors (each individually, an "OBLIGOR" and collectively, the "OBLIGORS") under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and shall be either (A) released to such Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 21(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

               Section 13. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral (except with respect to any items of Intellectual Property

Collateral which such Grantor, in its reasonable business judgment, deems not to be material to the ongoing business of such Grantor), each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give prompt notice of any such abandonment to the Collateral Agent.

               (b) Except as provided in this Section regarding the discontinuation of use or abandonment of any Intellectual Property Collateral, each Grantor agrees promptly to notify the Collateral Agent if such Grantor learns (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

               (c) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral material to the business of such Grantor is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor or the Collateral Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

               (d) Each Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral. Except with respect of any item of Intellectual Property Collateral, which such Grantor, in the reasonable exercise of its business judgment, deems not to be material to the ongoing business of such Grantor, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

               (e) Except with respect of any item of Intellectual Property Collateral, which such Grantor, in the reasonable exercise of its business judgment, deems not to be material to the ongoing business of such Grantor, each Grantor shall take all steps which it or the Collateral Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               (f) With respect to its Intellectual Property Collateral, each Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit C hereto (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

               (g) Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(g) which is not on the date hereof a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Grantor shall give prompt written notice thereof to the Collateral Agent in accordance herewith and (iv) such Grantor shall execute and deliver to the Collateral Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

               Section 14. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

               (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

               (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

                      (A) dividends, interest and other distributions paid or
               payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                      (B) dividends and other distributions paid or payable in
               cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                      (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral in each case, received after the date of the Initial Extension of Credit, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

               (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

               (b) Upon the occurrence and during the continuance of an Event of Default:

               (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions, subject to obtaining the approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Agent of its foreclosure, voting, assignment or other rights with respect to any Pledged Shares issued by any HMO Subsidiary or Insurance Subsidiary where such approval is required for the Collateral Agent to exercise such rights under the applicable Governmental Rules.

               (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

               Section 15. As to the Assigned Agreements. (a) Each Grantor will at its expense:

               (i) perform and observe in all material respects, all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Collateral Agent; and

               (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all written notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request and (B) upon reasonable request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

               (b) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge, for security purposes, to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party.

               Section 16. Payments Under the Assigned Agreements. All moneys received or collected pursuant to any Assigned Agreement shall be (i) released to the applicable Grantor so long as no Event of Default shall have occurred and be continuing or (ii) if any Event of Default shall have occurred and be continuing, applied as provided in Section 21(b), subject to obtaining the approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Agent of its foreclosure, voting, assignment or other rights with respect to any Assigned Agreements to which any HMO Subsidiary or Insurance Subsidiary is a party where such approval is required for the Collateral Agent to exercise such rights under the applicable Governmental Rules.

               Section 17. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and permitted under the terms of the Credit Agreement.

               (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

               Section 18. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 11,

               (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

               (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

               (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

               Section 19. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 22(b).

               Section 20. The Collateral Agent's Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

               (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

               Section 21. Remedies. If any Event of Default shall have occurred and be continuing:

               (a) Subject to obtaining the approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Agent of its foreclosure, voting, assignment or other rights with respect to any of the Pledged Shares or the Pledged Debt issued by any HMO Subsidiary or Insurance Subsidiary or any Assigned Agreement to which any HMO Subsidiary or Insurance Subsidiary is a party where such approval is required under the applicable Governmental Rules, the Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and
        (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 22) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                      (i) first, to the Agents for any amounts owing to the
               Agents pursuant to Section 9.04 of the Credit Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the Agents;

                      (ii) second, deposited as Collateral in the L/C Cash
               Collateral Account up to an amount equal to 100% of the aggregate Available Amount of all outstanding Letters of Credit, provided that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Cash Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the such Collateral in the L/C Cash Collateral Account shall exceed the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the order of priority set out in this Section 21(b);

                      (iii) third, to the Issuing Bank and the Swing Line Bank
               for any amounts then owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to the Issuing Bank and the Swing Line Bank; and

                      (iv) fourth, to the Lender Parties, for any amount then
               owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to the Lender Parties.

        Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

               (c) Subject to obtaining the approval of the applicable HMO Regulator or Insurance Regulator prior to the exercise by the Collateral Agent of its foreclosure, assignment or other rights with respect to any Assigned Agreement to which any HMO Subsidiary or Insurance Subsidiary is a party where such approval is required under the applicable Governmental Rules, all payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

               (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in the L/C Cash Collateral Account or in any deposit account of such Grantor.

               (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

               (f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 21, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

                      (i) execute and deliver, and cause each issuer of such
               Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, reasonably advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "SECURITIES ACT"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or reasonably advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                      (ii) use commercially reasonable efforts to qualify the
               Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

                      (iii) cause each such issuer of such Security Collateral,
               other than a third party issuer of Pledged Debt, to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

                      (iv) provide the Collateral Agent with such other
               information and projections as may be necessary or, in the opinion of the Collateral Agent, reasonably advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

                      (v) do or cause to be done all such other acts and things
               as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

               (g) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 21, to deliver or otherwise disclose to any prospective purchaser of the Security
        Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection
        (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

               Section 22. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party's gross negligence or willful misconduct.

               (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

               Section 23. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

               (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT

SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor hereunder and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the supplemental schedules I, II, III, IV and V attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV and V, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

               Section 24. Notices; Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of the Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, telecopied or confirmed by telex answerback, respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

               Section 25. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement as permitted by Section 9.07 thereunder (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

               Section 26. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the security interest in such Collateral shall, without further action, automatically be released and the Collateral Agent will, at such Grantor's expense, promptly execute and deliver to such Grantor such UCC termination statements or partial releases, as applicable, and similar documents that are necessary to remove notice of such liens from public records and return to such Grantor any Collateral, including any Pledged Shares, that it has pledged to the Collateral Agent, all of the foregoing as such Grantor shall reasonably request; provided, however, that at the time of such request and such release (i) no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least ten Business Days (or such shorter time as the Collateral Agent shall agree to) prior to the date of the proposed release, a written request for release describing the item of Collateral and the material terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement.

               (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit (or the full cash collateralization of any such Letters of Credit in a manner satisfactory to the Issuing Bank, provided that the security interest of the Collateral Agent in the L/C Cash Collateral Account shall survive until the termination or expiration of all Letters of Credit), pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

               Section 27. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

               (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

               (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

               (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

               (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

               (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

               (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

               (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

               Section 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

               Section 29. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

               Section 30. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                               PACIFICARE HEALTH SYSTEMS, INC.
                                               a Delaware corporation


                                               By /s/ GREGORY W. SCOTT
                                                  ------------------------------
                                                  Title: Chief Financial Officer
Address for Notices:
-------------------

3120 Lake Center Drive
Santa Ana, CA 92704

                                               PACIFICARE eHOLDINGS, INC.
                                               a California corporation


                                               By /s/ COY F. BAUGH
                                                  ------------------------------
                                                  Title: Treasurer
Address for Notices:
-------------------

3120 Lake Center Drive
Santa Ana, CA 92704

                                               SENIORCO, INC.
                                               a Delaware corporation

                                               By /s/ COY F. BAUGH
                                                  ------------------------------
                                                  Title: Treasurer
Address for Notices:
-------------------

3120 Lake Center Drive
Santa Ana, CA 92704
                                               RxCONNECT ACQUISITION CORPORATION
                                               a California corporation

                                               By /s/ COY F. BAUGH
                                                  ------------------------------
                                                  Title: Treasurer
Address for Notices:
-------------------

3120 Lake Center Drive
Santa Ana, CA 92704
                                               Rx SOLUTIONS, INC.
                                               a California corporation


                                               By /s/ COY F. BAUGH
                                                  ------------------------------
                                                  Title: Treasurer
Address for Notices:
-------------------

3515 Harbor Boulevard
Costa Mesa, CA 92626
                                               PACIFICARE BEHAVIORAL
                                               HEALTH, INC.
                                               a Delaware corporation


                                               By /s/ COY F. BAUGH
                                                  ------------------------------
                                                  Title: Treasurer
Address for Notices:
-------------------

23046 Avenida de la Carlotta #700
Laguna Hills, CA 92653

                                               SECUREHORIZONS USA, INC.
                                               a California corporation

                                               By /s/ COY F. BAUGH
                                                  ------------------------------
                                                  Title: Treasurer
Address for Notices:
-------------------

3120 Lake Center Drive
Santa Ana, CA 92704

                                               PACIFICARE VENTURES, INC.
                                               a California corporation


                                               By /s/ COY F. BAUGH
                                                  ------------------------------
                                                  Title: Treasurer
Address for Notices:
-------------------

5995 Plaza Drive
Cypress, CA 90630

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT



                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]


----------------------------,
  as the Collateral Agent for the
  Secured Parties referred to in the
  Credit Agreement referred to below

  ------------------------------

  ------------------------------

  Attn:
       -------------------------


                         PacifiCare Health Systems, Inc.


Ladies and Gentlemen:

               Reference is made to (i) the Amended and Restated Credit Agreement dated as of August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among PacifiCare Health Systems, Inc., a Delaware corporation, as the Borrower, the Lender Parties party thereto, Bank of America, N.A., as collateral agent (together with any successor collateral agent appointed pursuant to Article VII of the Credit Agreement, the "COLLATERAL AGENT"), and Bank of America, N.A., as Administrative Agent for the Lender Parties, and (ii) the Non-Shared Collateral Security Agreement dated August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

               Section 1. Grant of Security. The undersigned hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

               Section 2. Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

               Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I, II, III, IV and V to Schedules I, II, III, IV and V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

               Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

               Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

               Section 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                               Very truly yours,


                                               [NAME OF ADDITIONAL GRANTOR]


                                               By
                                                 -------------------------------
                                                  Title:


                                                      Address for notices:

                                                      --------------------------

                                                      --------------------------

                                                      --------------------------

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT

                          FORM OF CONSENT AND AGREEMENT

               The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Non-Shared Collateral Security Agreement dated August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) from ____________________, (the "GRANTOR") and certain other grantors from time to time party thereto to Bank of America, N.A., as Collateral Agent (the "COLLATERAL AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Collateral Agent that:

               (i) All payments referred to in paragraph (i) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

               (ii) The Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

               (iii) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Collateral Agent and permits the Grantor and the Collateral Agent the period of time afforded to the Grantor under the Assigned Agreement to cure such default.

               (iv) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

               (v) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

               This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:                                             [NAME OF OBLIGOR]
      ----------------, ----

                                                   By
                                                      --------------------------
                                                      Title:

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT


                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

               This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT") dated August 17, 2001, is made by the Persons listed on the signature pages hereof (collectively, the "GRANTORS") in favor of Bank of America, N.A. ("BANK OF AMERICA"), as collateral agent (the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

               WHEREAS, PacifiCare Health Systems, Inc., a Delaware corporation, has entered into an Amended and Restated Credit Agreement dated as of August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Bank of America, as Administrative Agent, Bank of America, as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

               WHEREAS, as a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement, each Grantor has executed and delivered that certain Non-Shared Collateral Security Agreement dated August 17, 2001 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

               WHEREAS, under the terms of the Security Agreement, Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

               SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

                      (i) the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit D to the Security Agreement (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

                      (ii) the United States and foreign trademark and service
               mark registrations, applications, and licenses set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "TRADEMARKS");

                      (iii) the copyrights, United States and foreign copyright
               registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "COPYRIGHTS");

                      (iv) any and all claims for damages for past, present and
               future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                      (v) any and all proceeds of the foregoing.

               SECTION 2. Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

               SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

               SECTION 4. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

               SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             PACIFICARE HEALTH SYSTEMS, INC.


                                               By
                                                  ------------------------------
                                                  Title:
Address for Notices:
-------------------


------------------------------

------------------------------

------------------------------



                                               PACIFICARE eHOLDINGS, INC.

                                               By
                                                  ------------------------------
                                                  Title:
Address for Notices:
-------------------

------------------------------

------------------------------

------------------------------

                                               SENIORCO, INC.

                                               By
                                                  ------------------------------
                                                  Title:
Address for Notices:
-------------------

------------------------------

------------------------------

------------------------------

                                               RxCONNECT ACQUISITION CORPORATION

                                               By
                                                  ------------------------------
                                                  Title:

Address for Notices:
-------------------

------------------------------

------------------------------

------------------------------

                                               Rx SOLUTIONS, INC.

                                               By
                                                  ------------------------------
                                                  Title:
Address for Notices:
-------------------

------------------------------

------------------------------

------------------------------



                                               PACIFICARE BEHAVIORAL
                                               HEALTH, INC.

                                               By
                                                  ------------------------------
                                                  Title:
Address for Notices:
-------------------

------------------------------

------------------------------

------------------------------

                                               SECUREHORIZONS USA, INC.

                                               By
                                                  ------------------------------
                                                  Title:
Address for Notices:
-------------------

------------------------------

------------------------------

------------------------------

                                               PACIFICARE VENTURES, INC.

                                               By
                                                  ------------------------------
                                                  Title:
Address for Notices:
-------------------

------------------------------

------------------------------

------------------------------

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENT


           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

               This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP SECURITY AGREEMENT SUPPLEMENT") dated ________, ____, is made by the Person listed on the signature page hereof (the "Grantor") in favor of Bank of America, N.A., ("BANK OF AMERICA"), as collateral agent (the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

               WHEREAS, PacifiCare Health Systems, Inc., a Delaware corporation, has entered into an Amended and Restated Credit Agreement dated as of August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Bank of America, as Administrative Agent, Bank of America, as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

               WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Non-Shared Collateral Security Agreement dated August 17, 2001 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"). To create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Intellectual Property Security Agreement made by the Grantor and such other Persons to the Collateral Agent dated August 17, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT").

               WHEREAS, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Collateral Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

               SECTION 1. Confirmation of Grant of Security. The Grantor hereby acknowledges and confirms the grant of a security interest to the Collateral Agent for the ratable benefit of the Secured Parties under the Security Agreement and the IP Security Agreement in and to all of the Grantor's right, title and interest in and to the following (the "ADDITIONAL COLLATERAL"):

                      (i) The United States, international, and foreign patents, patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

                      (ii) The United States and foreign trademark and service
               mark registrations, applications, and licenses set forth in Schedule B hereto (the "TRADEMARKS");

                      (iii) The copyrights, United States and foreign copyright
               registrations and applications and copyright licenses set forth in Schedule C hereto (the "COPYRIGHTS");

                      (iv) any and all claims for damages for past, present and
               future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                      (v) any and all proceeds of the foregoing.

               SECTION 2. Supplement to Security Agreement and IP Security Agreement. Schedule V to the Security Agreement and Schedules A, B and C to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

               SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

               SECTION 4. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               [NAME OF GRANTOR]


                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               Address for Notices:

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------